UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

August 12, 2011
Date of Report (Date of earliest event reported)

DELTA NATURAL GAS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Kentucky	0-8788	61-0458329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3617 Lexington Road, Winchester, Kentucky		40391
(Address of principal executive offices)		(Zip Code)

859-744-6171
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 12, 2011, the Corporate Governance and Compensation Committee of the Board of Directors of Delta Natural Gas Company, Inc. awarded Performance Shares Awards to the Company’s principal executive officer, principal financial officer and three other executive officers.  The awards were made in accordance with the Company’s Incentive Compensation Plan, approved by the shareholders on November 19, 2009 at the 2009 Annual Meeting of Shareholders.  The Public Service Commission of the Commonwealth of Kentucky issued an Order on February 8, 2010 which approved the Company issuing Shares under the Incentive Compensation Plan.  The complete text of the Plan has been filed as Exhibit No. 4.1 to the Company’s Registration Statement on Form S-8, as filed with the Securities and Exchange Commission on March 4, 2010, and is incorporated herein by reference.  See Exhibit 10.1 to the Company’s 8-K dated August 20, 2010 for Summary Plan Information of the Incentive Compensation Plan.

The Performance Shares Awards will vest only if the performance objective of the awards is met.  The performance objective of these awards is based on the Company’s fiscal 2012 audited earnings per share as reported in the Company’s Annual Report on Form 10-K, before any cash bonuses or stock awards.  Subject to further limitations described in the Incentive Compensation Plan and the Notice of Performance Shares Award, all Performance Shares paid shall be in the form of Restricted Stock, which shall vest in 1/3 increments each year beginning on August 31, 2012, and annually each August 31 thereafter until fully vested as long as the Recipient is an Employee throughout each such Restriction Period.  The table below sets forth the range of Performance Shares that may be granted to the following executive officers and the value of those awards on the grant date.

	Minimum Number of Shares	Maximum Number of Shares	Minimum Value at August 12, 2011	Maximum Value at August 12, 2011
John B. Brown	0	2,000	0	$61,280
Johnny L. Caudill	0	2,000	0	$61,280
Glenn R. Jennings	0	10,000	0	$306,400
Brian S. Ramsey	0	2,000	0	$61,280
Matthew D. Wesolosky	0	2,000	0	$61,280

See Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 for the Notices of Performance Shares Award entered with Mr. Brown, Mr. Caudill, Mr. Jennings, Mr. Ramsey and Mr. Wesolosky, respectively.

The foregoing summary of the Incentive Compensation Plan and the terms of the Stock Bonus Awards and the Performance Shares Awards do not purport to be complete and are qualified in their entirety by reference to the complete text of the documents.

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits.  The following exhibits are being filed herewith:

10.1	Notice of Performance Shares Award between the Company and John B. Brown

10.2	Notice of Performance Shares Award between the Company and Johnny L. Caudill

10.3	Notice of Performance Shares Award between the Company and Glenn R. Jennings

10.4	Notice of Performance Shares Award between the Company and Brian S. Ramsey

10.5	Notice of Performance Shares Award between the Company and Matthew D. Wesolosky

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA NATURAL GAS COMPANY, INC.

Date: August 16, 2011	By:	/s/John B. Brown
John B. Brown
Chief Financial Officer, Treasurer and Secretary